Exhibit 10.2

US$24,000,000.00	January 27, 2025

PROMISSORY NOTE

FOR VALUE RECEIVED as of the date first written above, and upon the terms and conditions set forth in this Promissory Note (“Note”), 3D PRINTING DEV. LLC, a Delaware limited liability company, having a principal place of business located at 2251 Catawba River Road. Fort Lawn, SC 29714 (“Borrower”), promises to PAY TO THE ORDER OF 3DFLOR OPPORTUNITY, LP, a Delaware limited partnership (together with its successors and assigns, “Lender"), at Lender’s office located at 2251 Catawba River Road, Fort Lawn, SC 29714, or such other place as Lender may designate to Borrower in writing from time to time, the maximum principal amount of Twenty Four Million and No/100 United States Dollars (US$24,000,000.00) or so much thereof as is actually advanced pursuant to the EB-5 Loan Agreement dated January 21, 2025 (the "Loan Agreement"), together with interest and other amounts due from time to time (“Loan”) in accordance with the terms set forth in the Loan Agreement.

1.         Interest. Interest on the principal sum of this Note that is outstanding from time to time shall be non-compounding and calculated on the basis of a 366-day year, payable on the basis of the actual number of days elapsed. Borrower shall pay interest on advances funded by Lender in accordance with the Loan Agreement at the rate of one percent (1.00%) per annum through the Initial Maturity Date, and if the Loan is extended as provided in the Loan Agreement, at the same rate through the Maturity Date.

2.         Loan Agreement. This Note shall constitute the “Note” referred to in the Loan Agreement which Note evidences the Loan made by Lender to Borrower pursuant to the Loan Agreement. All capitalized terms used herein and not defined herein shall have the meaning provided in the Loan Agreement. All terms, conditions, and provisions in the Loan Agreement applicable to this Note and the debt evidenced hereby are incorporated herein by this reference.

3.         Negotiable Instrument. Borrower agrees that this Note is a negotiable instrument even though this Note, absent this paragraph, may not otherwise qualify as a negotiable instrument under applicable law.

4.       Exculpation. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY. BORROWER’S PERSONAL LIABILITY FOR PAYMENT OF THIS NOTE AND THE PERFORMANCE OF THE OBLIGATIONS UNDER THIS NOTE IS LIMITED IN THE SAME MANNER AND TO THE SAME EXTENT AS EXPRESSLY PROVIDED IN THE LOAN AGREEMENT.

5.        Borrower’s Waivers. Borrower, for itself and all other who may become liable for payment of all or any portion of this Note, hereby waives presentment for payment, demand, protest, and notice of dishonor, nonpayment, demand, intent to accelerate, and acceleration. Borrower, for itself and all others who may become liable for payment of all or any portion of this Note, hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption, and homestead now or hereafter provided, both as to party and property (real and personal), against the enforcement and collection of the obligations evidenced by this Note or any other of the Loan Documents.

6.        Unconditional Payment. a South Carolina limited liability company All payments due under this Note are unconditional. Any payment received by Lender hereunder that is required to be refunded or recovered from Lender as a voidable preference, fraudulent transfer, or is otherwise set aside pursuant to the Bankruptcy Code or any insolvency or other debtor relief law shall not constitute a payment on the Loan or under this Note. Borrower’s liability under this Note to make such payment shall be reinstated, notwithstanding that this Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.

7.        WAIVER OF TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS, OR THE OBLIGATIONS AND TRANSACTIONS CONTEMPLATED THEREIN, WHETHER BASED ON CONTRACT, EQUITY, TORT, OR ANY OTHER LEGAL THEORY. THIS WAIVER IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first written above.

BORROWER:

3D PRINTING DEV, LLC,

a Delaware limited liability company

By its Managing Member:	BENCHWICK LLC,
a Delaware limited liability company

	By:	/s/ Lin Li
Name:Lin Li
Title:CEO

ACCEPTED BY LENDER ON THE DATE FIRST WRITTEN ABOVE:

3DFLOR OPPORTUNITY, LP,

a Delaware limited partnership

By its General Partner:	SCFLOR MANAGEMENT, LLC,
a South Carolina limited liability company

	By:	/s/ Lin Li
Name:Lin Li
Title:CEO

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